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                                                                   EXHIBIT 23.03

                         Independent Auditors' Consent

The Board of Directors
BigCharts Inc.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.


/s/ KPMG LLP

Minneapolis, Minnesota
August 9, 1999